UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
June 17, 2014

Daegis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

600 E. Las Colinas Blvd, Suite 1500
Irving, Texas 75039
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(214) 584-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On June 17, 2014, Daegis Inc. (the “Company” or “Daegis”) issued a press release announcing the Company’s financial results for the fourth quarter and fiscal year ending April 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

     99.1 Press Release dated June 17, 2014, titled “Daegis Inc. Reports Fiscal 2014 Fourth Quarter and Full Year Results”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2014

DAEGIS INC.
(Registrant)

By:	/s/	Susan K. Conner
Susan K. Conner
Chief Financial Officer